UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 28, 1998

		      NORWEST ASSET SECURITIES CORPORATION
	    Mortgage Pass-Through Certificates, Series 1998-23 Trust


New York (governing law of          333-45021-23   52-2128039
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, Maryland                                  (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



	  Former name or former address, if changed since last report)


ITEM 5.  Other Events

On December 28, 1998 a distribution was made to holders of NORWEST ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1998-23 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description
				 Monthly report distributed to holders of
	     EX-99.1 Mortgage Pass-Through Certificates, Series 1998-23 Trust, relating to the December 28,
				   1998 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		       NORWEST ASSET SECURITIES CORPORATION
	     Mortgage Pass-Through Certificates, Series 1998-23 Trust

	      By:   Norwest Bank Minnesota, N.A., as Master Servicer
	      By:   /s/ Sherri J. Sharps, Vice President
	      By:   Sherri J. Sharps, Vice President
	      Date: 01/07/1999


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Mortgage Pass-Through
		Certificates, Series 1998-23 Trust, relating to the December 28, 1998 distribution.